UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2024 (June 25, 2024)

WEBTOON ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42144	81-3830533
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5700 Wilshire Blvd., Suite 220, Los Angeles, CA 90036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (323) 424-3795

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, $0.0001 Par Value	WBTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2024, in connection with the initial public offering (the “IPO”) by WEBTOON Entertainment Inc. (the “Company”) of its common stock, par value $0.0001 per share (the “Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-279863), as amended (the “Registration Statement”), the Company entered into the Registration Rights Agreement with certain stockholders identified therein (the “Registration Rights Agreement”).

A copy of the Registration Rights Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The terms of this agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein under “Certain Relationships and Related Party Transactions––Registration Rights Agreement,” which description is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On June 28, 2024, substantially concurrently with the closing of the IPO and as previously described in the Registration Statement, the Company issued 2,380,952 shares of Common Stock to NAVER U.Hub Inc., a wholly-owned subsidiary of NAVER Corporation, at the Offering Price (as defined below) for aggregate proceeds of $50.0 million. The shares of Common Stock were issued under a Stock Purchase Agreement entered into on June 16, 2024 and pursuant to a private placement transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information provided in Item 1.01 regarding the Registration Rights Agreement and the information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2024, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions set forth in, and forms filed as exhibits to, the Registration Statement.

Item 8.01.	Other Events.

Stockholder Agreements

On June 25, 2024, in connection with the IPO, the Company entered into a Stockholder Agreement with NAVER Corporation and a Stockholder Agreement with LY Corporation, a copy of which is filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Initial Public Offering

On June 26, 2024, the Company announced the pricing of its IPO of 15,000,000 shares of Common Stock at a price to the public of $21.00 per share (the “Offering Price”). The IPO closed on June 28, 2024.

In connection with the pricing, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, dated June 26, 2024

3.2	Amended and Restated Bylaws of the Company effective June 26, 2024

10.1	Registration Rights Agreement, dated as of June 28, 2024, by and among the Company and certain stockholders identified therein

10.2	Stockholder Agreement, dated as of June 25, 2024, by and between the Company and NAVER Corporation

10.3	Stockholder Agreement, dated as of June 25, 2024, by and between the Company and LY Corporation

99.1	Press Release of the Company, dated June 26, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

By:	/s/ Junkoo Kim
Name:	Junkoo Kim
Title:	Chief Executive Officer and Chairman of the Board

Date: July 1, 2024